John Hancock Money Market Funds

Supplement to the Prospectus

dated August 1, 2006

John Hancock U. S. Government Cash Reserve

On June 5, 2007, the Trustees of John Hancock U. S. Government Cash Reserve (the “Fund”) voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund into John Hancock Money Market Fund (“Money Market Fund”), another John Hancock Fund within the John Hancock Fund Complex, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on September 12, 2007, the Fund would transfer all of its assets and liabilities to Money Market Fund in a tax-free exchange for shares of equal value of Money Market Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund’s shareholders on or about July 26, 2007.

MNYPS5

June 7, 2007